Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.7

AMENDMENT NO. 2 to LICENSE AGREEMENT DATED AS OF MARCH 18, 2021 between MEMORIAL SLOAN-KETTERING CANCER CENTER and Y-MABS THERAPEUTICS, INC. DATED: FEBRUARY 11, 2022

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 2 TO LICENSE AGREEMENT

This Amendment No. 2 dated February 11, 2022 (the “Amendment”), is made to that certain License Agreement dated August 20, 2015, as amended on March 18, 2021 (the “License Agreement”), by and between Memorial Sloan Kettering Cancer Center (“MSK”), a New York not-for-profit corporation, with its principal offices at 1275 York Avenue, New York, NY 10065; and Y-mAbs Therapeutics, Inc., a Delaware corporation, with its principal offices located at 230 Park Avenue, Suite 3350, New York, NY 10169 (“LICENSEE”). MSK and LICENSEE are sometimes referred to herein singly as a “Party” and collectively as “Parties”.

All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the License Agreement.

W I T N E S S E T H

WHEREAS, MSK and LICENSEE have previously entered into the License Agreement, pursuant to which, among other things, MSK has granted licenses under certain Licensed Rights to LICENSEE;

WHEREAS, MSK has generated a new invention covering a method for [***] (“[***] Invention”);

WHEREAS, MSK desires to have the [***] Invention utilized in the public interest and is willing to grant licenses to its interests thereunder;

WHEREAS, LICENSEE desires to obtain an exclusive license to MSK’s interest in the patents directed to the [***] Invention; and

WHEREAS, upon the terms and conditions set forth herein, MSK desires to grant, and LICENSEE desires to accept, a license under certain of its interests in the Modak Invention.

NOW THEREFORE, in consideration of the mutual premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1- AMENDMENT

1.1Exhibit A to the License Agreement is hereby supplemented by Supplement 1 to Exhibit A, which is annexed to this Amendment as Attachment 1.

1.2 The following is added as a new last sentence of Article 7.1:

“LICENSEE shall reimburse MSK in the amount of up to $[***] for all historic patent costs relating to the patents and patent applications added to the License Agreement by Amendment No. 2 thereto, within [***] days of the effective date of Amendment No. 2 or, for patent costs that have been incurred but not billed to MSK prior to the effective date of the Amendment No. 2, LICENSEE shall pay within [***] days of receiving in invoice from MSK. ”

ARTICLE 2– MISCELLANEOUS

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.1The Parties agree that, apart from the parts specifically amended hereunder, all terms and conditions of the License Agreement remain and shall remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed by its duly authorized representative, all as of the day and year first written above.

s/s Greg Raskin Name: Greg Raskin, M.D. Title: Senior Vice President, Technology Development
MEMORIAL SLOAN KETTERING CANCER CENTER By s/s Greg Raskin Name: Greg Raskin, M.D. Title: Senior Vice President, Technology Development
Y-MABS THERAPEUTICS, INC. By /s/ Thomas Gad Name:Thomas Gad Title:Founder, Chairman and President By /s/ Claus Møller Name:Claus Juan Møller San Pedro Title:Chief Executive Officer

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Attachment 1

Supplement 1 to Exhibit A

ANTIBODY PATENT RIGHTS

The following patents and patent applications are hereby included in the definition of Antibody Patent Rights:

IP Track Code	Intellectual Property Title	Attorney Ref	Attorney Firm	Application No.	Country of Filing	Status	Inventors
[***]	[***]			[***]	[***]	[***]	[***]